Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of HSBC USA Inc. (HUSI), a Maryland corporation, does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the Form 10-K) of HUSI fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of HUSI.

Date: March 5, 2007	/s/ Paul J. Lawrence

Paul J. Lawrence
President and Chief Executive Officer

Date: March 5, 2007	/s/ John J. McKenna

John J. McKenna
Senior Executive Vice President and Chief Financial Officer

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